Washington, D.C. 20549

                        SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                        HAUPPAUGE DIGITAL, INC.
           (Name of Registrant as Specified in Its Charter)

                        HAUPPAUGE DIGITAL, INC.
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          Item 22(a)(2) of Schedule 14A
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies: _______________________________________________

          (2) Aggregate number of securities to which transaction applies: ______________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               ________________________________________________________

          (4)  Proposed maximum aggregate value of
               transaction:____________________________________________

          (5)  Total Fee Paid:  _____________________________________

     [ ]  Fee paid previously with preliminary material.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid: _______________________________

          (2)  Form, Schedule or Registration Statement No.: ___________

          (3)  Filing party:____________________________________________

          (4)  Date filed:_____________________________________________

                       HAUPPAUGE DIGITAL, INC.
                          91 Cabot Court
                    Hauppauge, New York 11788
       ____________________________________________________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       ____________________________________________________

The annual meeting of the stockholders of Hauppauge Digital, Inc. (the "Company") will be held on March 5, 1996 at 10:00 a.m., local time, at the offices of the Company at 91 Cabot Court, Hauppauge, New York 11788. The meeting is called for the following purposes:

     ELECTION OF DIRECTORS

The election of 5 directors to hold office for a term of one (1) year and until the election and qualification of their respective successors.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

To ratify the appointment of BDO Seidman, LLP, Certified Public
Accountants, as independent auditors for the fiscal year ending
September 30, 1996.

     APPROVAL OF 1996 NON-QUALIFIED STOCK OPTION PLAN

To approve the adoption of the 1996 Non-Qualified Stock Option Plan for the issuance of up to 250,000 shares of the Company's common stock, par value $0.01 per share, in the form attached hereto as Exhibit "1".

     TRANSACTION OF OTHER BUSINESS

To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on January 19, 1996 are entitled to notice of, and to vote at, this meeting. Sending in your proxy will not prevent your attending and voting at the meeting in person should you later decide to do so.

The accompanying form of proxy is solicited by the board of directors of the Company. Reference is made to the enclosed proxy statement for further information with respect to the business to be transacted at the meeting.

If you do not expect to attend the meeting in person, please sign and date the enclosed proxy and mail it promptly in the enclosed envelope.

By order of the board of directors.

Dated: January 24, 1996
                                   KENNETH PLOTKIN
                                   Secretary

                          HAUPPAUGE DIGITAL, INC.
                              91 Cabot Court
                         Hauppauge, New York 11788

                    __________________________________

                              PROXY STATEMENT
                    __________________________________

The proxy statement mailed to stockholders commencing on or about January 29, 1996 is furnished in connection with the solicitation of proxies by the board of directors of Hauppauge Digital, Inc. (the "Company") in connection with the annual meeting of stockholders (the "Annual Meeting") of the Company to be held March 5, 1996 at 10:00 a.m., local time, at the offices of the Company at 91 Cabot Court, Hauppauge, New York 11788. Proxies will be voted in accordance with directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in the proxy statement.

A proxy in the enclosed form may be revoked at any time, prior to it being voted at the Annual Meeting by sending a subsequently dated proxy or by giving written notice to the Company, in each case to the attention of Kenneth Plotkin, Secretary, at the address set forth above. Stockholders who attend the Annual Meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

The expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and proxy statement, the handling and tabulation of proxies received and the charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents of the proxy material to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone and telegraph by directors, officers or regular employees of the Company. It is estimated that the total cost of proxy solicitations by the Company will not exceed $2,500.

The matters to be considered at this Annual Meeting will be the election of directors for the ensuing year, the approval of the 1996 Non-Qualified Stock Option Plan and the ratification of the appointment of BDO Seidman, LLP, Certified Public Accountants as independent auditors. The Company is aware of no other matters to be presented for action at the Annual Meeting.

              OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Company's voting securities consist solely of common stock, $.01 par value (the "Common Stock"). Holders of Common Stock at the close of business on January 19, 1996 will be entitled to vote. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. On the record date there were outstanding 2,756,183 shares of Common Stock, exclusive of treasury shares.

                       STOCK OWNERSHIP OF DIRECTORS

The following table sets forth, as of January 19, 1996, the number of shares of Common Stock owned by each of the present directors of the Company, together with certain information with respect to each:

                                             Shares of      Percent
                                  Director   Stock Owned      of
Name                       Age     Since     Beneficially   Class
-----                      ---     -----     ------------   -----
Kenneth R. Aupperle (1)(3)  38     1994         287,610     10.4%

Kenneth Plotkin (2)(3)      44     1994         287,550     10.4%

Laura Aupperle (1)          39     1994         287,550     10.4%

Dorothy Plotkin (2)         44     1994         287,550     10.4%

Leonard A. Neuhaus (4)      37     1995          ---          ---
_________________
(1)  Kenneth R. Aupperle and Laura Aupperle are husband and wife.
     Ownership set forth does not include shares of Common Stock owned by the spouse of the other individual.

(2) Kenneth Plotkin and Dorothy Plotkin are husband and wife. Ownership set forth does not include shares of Common Stock owned by the spouse of the other individual. Ownership set forth also does not include 10,000 class A warrants (the "Class A Warrants") held of record by Mr. Plotkin's father as custodian for the Plotkin's son and daughter. Each Class A Warrant entitles the holder to purchase one share of Common Stock at an exercise price of $3.75 per share from January 10, 1996 until January 9, 2000. The Plotkins disclaim beneficial ownership of such Class A Warrants.

(3) Ownership does not include an option to purchase 150,000 shares of Common Stock granted to Kenneth R. Aupperle and Kenneth Plotkin on January 10, 1995. See "Executive
     Compensation - Option/SAR Grants in Last Fiscal Year" for a description of the option.

(4) Does not include options to purchase 133,333 units of the Company's securities, issued pursuant to the Underwriting Agreement in connection with the Company's 1995 public offering, owned by Lew Lieberbaum & Co., Inc. ("LLC"), of which he is a stockholder, officer, and director. Each unit consists of one share of Common Stock and one Class A Warrant (the "Units"). Such options are exerciseable at $4.41 per Unit from January 10, 1996 until January 9, 2000.

All executive officers and directors as a group (7 persons) are the beneficial owners of 1,211,360 shares, as of January 19, 1996, which represents 43.7% of the outstanding shares of the Company.

Kenneth R. Aupperle is a co-founder of the Company. He has been the Company's president and chief operations officer since the Company's incorporation. Mr. Aupperle hold a BS in Electrical Engineering and an MS in Computer Science from Potytechnic University, along with additional work toward a Ph.D. He has lectured on computer science at Polytechnic University since 1979.

Kenneth Plotkin is a co-founder of the Company. He has been the Company's chairman of the board of directors and chief executive officer since the Company's incorporation. Mr. Plotkin is presently Secretary of the Company and is vice-president in charge of marketing. He holds a BS and an MS in Electrical Engineering from the State University of New York at Stony Brook.

Laura Aupperle has served as director of the Company since the Company's incorporation. She worked for the Company on a full time basis in sales and production from 1983 to 1990 and on a part time basis in production planning since May, 1994. She is the wife of Kenneth
R. Aupperle.

Dorothy Plotkin has served as director of the Company since the Company's incorporation. She has worked for the Company on a full time basis since 1982 in various capacities and presently in sales and as a shipping manager. She is the wife of Kenneth Plotkin.

Leonard A. Neuhaus has served as a director of the Company since January 10, 1995, the effective date of the Company's 1995 public offering, in accordance with LLC's right to designate a nominee pursuant to the letter of intent between the Company and LLC dated July 20, 1994. Mr. Neuhaus is a co-founder, stockholder, chief operations officer and director of LLC, the Company's underwriter for its 1995 public offering. From June 1988 through March 1990, Mr. Neuhaus was chief financial officer of Global Capital Group, Inc. / Global Capital Securities, Inc. a registered broker-dealer. Mr. Neuhaus only devotes a limited portion of his time to the affairs of the Company.

The National Association of Securities Dealers, Inc. ("NASD") recently alleged that LLC and others, including Mr. Neuhaus, in 1991, engaged in market manipulation, inaccurately maintained books and records and failed to adequately supervise the activities of LLC's personnel in connection with the trading for LLC's account of warrants which were part of a public offering of units of convertible preferred stock and warrants of a company for which LLC had acted in 1991 as managing underwriter. In order to expeditiously resolve this matter and without admitting or denying these allegations, in January 1995, Mr. Neuhaus and others voluntarily entered into a Letter of Acceptance, Waiver and Consent with the NASD pursuant to which Mr. Neuhaus was censured and fined by the NASD, agreed to pay with LLC and others restitution to customers and was suspended for associating with any NASD member for a three month period.

                           ELECTION OF DIRECTORS

The bylaws of the Company provide that the number of the directors of the Company shall be a minimum of three (3) and a maximum of seven (7) and that directors shall be elected by a plurality of the votes cast. The board of directors has chosen and designated the above five (5) nominees. At the Annual Meeting, five (5) directors are to be elected.

Five (5) meetings of the board of directors were held during the fiscal year ended September 30, 1995. No director attended fewer than seventy-five (75%) percent of such meetings.

Proxies in the enclosed form will be voted for the nominees named above. Authority may be withheld for any nominee. Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish withhold authority to vote for one or more nominees for director. In addition, stockholders may nominate additional nominees as candidates for the position as director. Although the board of directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the board of directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named.

                      PRINCIPAL HOLDERS OF SECURITIES

The following sets forth the ownership with respect to each person known to own beneficially more than 5% of the Company's Common
Stock as of January 19, 1996:

                  Name and            Amount and Nature    Percent
 Title           address of          Nature of Beneficial      of
of Class       Beneficial Owner        Ownership(1)        Class
--------       ----------------        ------------        -----
Common Stock   Kenneth R. Aupperle    287,610 direct        10.4%
$.01 par value 91 Cabot Court         and beneficial
               Hauppauge, NY 11788

Common Stock   Kenneth Plotkin        287,550 direct        10.4%
$.01 par value 91 Cabot Court         and beneficial
               Hauppauge, NY 11788

Common Stock   Laura Aupperle         287,550 direct        10.4%
$.01 par value 91 Cabot Court         and beneficial
               Hauppauge, NY 11788

Common Stock   Dorothy Plotkin        287,550 direct        10.4%
$.01 par value 91 Cabot Court         and beneficial
               Hauppauge, NY 11788

Common Stock   Jay Rasmussen          140,000 direct          5.1%
$.01 par value 2212 E. Little         and beneficial
                Cloud Circle
               Sandy, Utah 84093
_________________
(1)  See footnotes to table under "Stock Ownership of Directors".

                         EXECUTIVE COMPENSATION

Summary

The following describes the components of the total compensation of the CEO of the Company. No executive had a total annual salary and bonus for the year ended September 30, 1995 which exceeded
$100,000.

                       SUMMARY COMPENSATION TABLE

                 Annual Compensation              Long term compensation
               ------------------------  --------------------------------------
                                              Awards              Payouts
                                         ------------------   -----------------
                                Other             Securities            All
Name and                        annual Restricted underlying  LTIP     other
principal      Salary  Bonus   compen-    stock    options / payouts  compen
position  Year  ($)    ($)     sation($) award(s)($) SARs (#)  ($)    sation($)
--------  ----  ------ -----  ---------- --------- ---------- ------  --------
Kenneth 1995    56,083  ---     1,600(1)   ---        ---      ---      ---
Plotkin,
CEO     1994    29,261  ---     1,112(1)   ---        ---      ---      ---
______________
(1) Represents non-cash compensation in the form of the use of a car and related expenses.

Stock Options

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                            [Individual Grants]

                 Number of         Percent of
                securities        total options /
                underlying        SARs granted     Exercise
                Options/SARs       in fiscal       or base      Expiration
Name           granted (#)(1)        year (1)     price ($/Sh)     Date
----           -------------      ------------    ------------     ----
Kenneth Plotkin,   150,000             50%           3.15        1/09/05
CEO
_______________
(1) On January 10, 1995, Kenneth Plotkin was granted an option to purchase 150,000 shares of Common Stock at $3.15 per share, subject to adjustment. The option shall not be exercisable for a period of ten years except as follows: For the first full fiscal year after the date of grant and for each of the four years thereafter, should the Company attain an audited annual pre-tax income of at least $1,000,000, options to purchase 30,000 shares of Common Stock shall then become immediately exercisable. If the Company fails to attain the $1,000,000 plateau during the first year, should the Company's combined pre-tax income for the first two full fiscal years exceed $2,000,000, then options to purchase 60,000 shares of Common Stock shall then become immediately exercisable. Kenneth R. Aupperle was also granted a similar option.

                AGGREGATED OPTION/SAR EXERCISES IN LAST
                FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                            Number
                                         of securities          Value
                                          underlying        unexercised in-
                                          unexercised      the-money options
                 Shares                  SARs at FY-end (#) SARs at FY-end($)
               acquired on    Value     exercisable /      exercisable /
Name           exercise (#) realized($) unexersisable     unexercisable(1)
-----          ------------ ----------- -------------     ----------------
Kenneth Plotkin,
CEO               -0-           -0-      -0- / 150,000       -0- / -0-
______________
(1)  See footnote (1) above in Option/SAR Grants in Last fiscal Year.

Compensation of Directors

Directors of the Company are not compensated solely for being on the board of directors.

Employment Agreements

On January 10, 1995, Kenneth R. Aupperle and Kenneth Plotkin each entered into a three year employment agreement with the Company to serve as president, and chief operations officer, and chief executive officer, vice-president in charge of marketing and secretary, respectively. The agreements provide for an annual salary of $60,000 during the first year, $80,000 during the second year and $100,000 during the third year. Each agreement provides for disability benefits, a car allowance of $400 per month, reasonable reimbursements for automobile expenses and also medical insurance as is standard for the employees of the Company.


                   COMPLIANCE WITH SECTION 16(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended September 30, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

                     1994 INCENTIVE STOCK OPTION PLAN

On August 2, 1994, the Company adopted an Incentive Stock Option Plan ("ISO"), as defined in section 422 of the Internal Revenue Code, as amended. 200,000 shares of Common Stock have been reserved for issuance under the ISO. Pursuant to the ISO, options may be granted for up to ten years with exercise prices (A) during the first two years after January 10, 1995, of no less than the greater of $3.15, or the fair market value of the Common Stock on the date of grant, or (B) thereafter, of no less than fair market value of the Common Stock on the date of grant. No options have been granted to date under the ISO.

                           CERTAIN TRANSACTIONS

On August 2, 1994, Kenneth R. Aupperle, Laura Aupperle, Kenneth Plotkin and Dorothy Plotkin exchanged all of their issued and outstanding shares of the Company's two wholly owned subsidiaries for 1,280,000 shares of Common Stock of the Company, representing all of the outstanding shares of the Company at the time.

On July 6, 1995, Messrs. Aupperle and Plotkin and their wives transferred an aggregate of 99,740 shares of Common Stock to certain key employees of the Company, as incentive to them. No consideration was paid with respect to any transfer of less than 1,000 shares of Common Stock to any such employee, and $0.03 per share was paid to cover the costs of any transfer of more than 1,000 shares of Common Stock to any employee. John Casey and Gerald Tucciarone, executive officers of the Company, were transferred 38,100 and 2,000 shares of Common Stock, respectively.

The Company leases its facilities from a partnership consisting of Messrs. Aupperle and Plotkin and their wives (the "Partnership") under a lease agreement dated February 7, 1990 for a term of 20 years commencing February 1, 1990. For the nine months ended September 30, 1994, the Company obtained a rent concession from the Partnership in the amount of $68,118. The Company did not obtain a rent concession for fiscal 1995 and does not anticipate obtaining rent concessions in the future. Rent is currently at the annual rate of $282,604. The rent is payable in equal monthly installments and increases at a rate of 5% per year. The premises are subject to two mortgages which are guaranteed by the Company upon which the outstanding principal due as of September 30, 1995 was $1,260,543. The Company pays the taxes and operating costs of maintaining the premises.

         PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1996
                         NON-QUALIFIED OPTION PLAN
Introduction

The board of directors unanimously recommends that the stockholders approve the 1996 Non-Qualified Stock Option Plan. A copy of the 1996 Non-Qualified Plan is annexed hereto as Exhibit "1" and will become effective immediately upon stockholder approval.

Description of the 1996 Non-Qualified Stock Option Plan

On December 14, 1995, the board of directors authorized the adoption of the 1996 Non Qualified Option Plan (the "1996 Non-Qualified Plan"). The adoption of the 1996 Non-Qualified Plan is subject to the approval of the Company's stockholders at the Annual Meeting on March 5, 1996. The purpose of the 1996 Non-Qualified Plan is to encourage and reward key employees, consultants, individuals and other entities ("Participants") by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources. The 1996 Non-Qualified Plan authorizes stock options to Participants to acquire shares of the Company's Common Stock.

The 1996 Non-Qualified Plan authorizes the grant of 250,000 shares subject to adjustment as provided therein. No options have been granted under the 1996 Non-Qualified Plan to date. The 1996 Non-Qualified Plan terminates ten (10) years after stockholder approval. Options granted shall specify the exercise price, the duration of the option, the number of shares to which the option applies and such other terms and conditions not inconsistent with the 1996 Non-Qualified Plan as the board of directors or committee administering the 1996 Non-Qualified Plan shall determine. Payment of the exercise price for options under the 1996 Non-Qualified Plan is to be made in cash, by the exchange of Common Stock having equivalent value or through a "Cashless Exchange". If a Participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current Fair Market Value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised for such credit. In the event of any change of the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification or exchange of shares, recapitalization, merger, consolidation or other similar event, the number of shares available for options and the price thereof shall be proportionately adjusted.

The description of certain features of the 1996 Non-Qualified Plan set forth herein is subject to and qualified in its entirety by the full text of the 1996 Non-Qualified Plan, which is attached as Exhibit "1" to this Proxy Statement.

Reasons for the 1996 Non-Qualified Plan

The 1996 Non-Qualified Plan, unlike the 1994 ISO, does not qualify for treatment as an incentive stock option plan under the Internal Revenue Code. There are various tax benefits which could accrue to the Company upon the exercise of non-qualified stock options that may not be available to the Company upon the exercise of qualified incentive stock options.

The purpose of the 1996 Non-Qualified Plan is to provide greater flexibility and increased effectiveness in motivating the Company's Participants to provide for the Company's long term growth and business success.

Federal Income Tax Consequences

The Company believes that under existing federal income tax laws, the grant of non-qualified stock options generally will create no tax consequences for a Participant or the Company. A Participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise of the options. The Company will be entitled to deductions to the extent that Participants recognize ordinary income upon the exercise of the options. Special tax rules and elections apply under certain circumstances which may affect the timing and measurement of income recognized in connection with awards under the 1996 Non-Qualified Plan, particularly in the case of directors and officers subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.

Vote Required for Approval

A copy of the 1996 Non-Qualified Plan is annexed hereto as Exhibit "1". The 1996 Non-Qualified Plan must be approved by the Company's stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for approval of this proposal. Abstentions are not counted in determining the number of votes required to attain a majority of the outstanding shares in connection with this proposal.

The board of directors unanimously recommends a vote FOR approval of the adoption of the 1996 Non-Qualified Stock Option Plan.

                     PROPOSAL TO RATIFY APPOINTMENT
                        OF INDEPENDENT AUDITORS

The board of directors of the Company has appointed the firm of BDO Seidman, LLP, Certified Public Accountants as the Company's independent auditors for the fiscal year ending September 30, 1996. The board of directors will propose ratification of the appointment of BDO Seidman, LLP. BDO Seidman, LLP has no financial interest of any kind in the Company and has had no connection with the Company at any time in the past except for the professional relationship between auditor and client.

The affirmative vote of the holders of a majority of the Common Stock of the Company represented at the Annual Meeting will be required for approval of the auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the board of directors.

Representatives of BDO Seidman, LLP are expected to be present at the stockholders meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

Effective August 10, 1995 the Company dismissed Arthur Andersen, LLP ("Andersen") as its independent public accountants. Andersen had served as the Company's independent public accountants for the Company's fiscal year ended December 31, 1993 and for the nine months ended September 30, 1994. During such periods the reports prepared by Andersen did not contain any adverse opinions or disclaimer of opinions nor were they qualified or modified as to uncertainties, audit scope or accounting principles except that the report for the nine months ended September 30, 1994 was prepared assuming the Company would continue as a going concern and it expressed doubt about the Company's ability to continue as a going concern. That report was prepared before the Company's consummation of its public offering.

The decision to change accountants was recommended and approved by the Company's board of directors. There were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures while Andersen served as the Company's independent public accountants. The dismissal of Andersen was because of fee considerations.

Effective August 10, 1995, BDO Seidman, LLP was named as the Company's independent public accountants. BDO Seidman, LLP was not previously consulted by the Company with respect to any matter preceding the date of their appointment.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
          VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP, AS INDEPENDENT AUDITORS.

             PROCEDURE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR NEXT ANNUAL MEETING

Proposals by stockholders for inclusion in the next annual meeting proxy statement must be received prior to December 6, 1996. Proposals should be addressed to the Secretary of Hauppauge Digital, Inc., 91 Cabot Court, Hauppauge, New York 11788 and should be sent by certified mail, receipt requested. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                               OTHER MATTERS

So far as the board of directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

By order of the board of directors.

Dated:   January 22, 1996

                                        KENNETH PLOTKIN
                                        Secretary

                       APPENDIX AND EXHIBIT INDEX

Form of Proxy Card                        Appendix "A"

1996 Non-Qualified Stock Option Plan      Exhibit "1"

                             APPENDIX "A"


                         HAUPPAUGE DIGITAL, INC.
                             91 Cabot Court
                        Hauppauge, New York 11788

       PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
     MARCH 5, 1996
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints KENNETH R. AUPPERLE and KENNETH PLOTKIN and each or either of them (with power of substitution) and proxies for the undersigned, to vote all shares of Common Stock of record on January 19, 1996 of HAUPPAUGE DIGITAL, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on March 5, 1996 at 10:00 a.m. local time, or at any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

No. 1:  ELECTION OF DIRECTORS

  To serve for the term continuing through the next annual meeting and until the election and qualification of their respective successors.

  Kenneth R. Aupperle, Kenneth Plotkin, Laura Aupperle, Dorothy Plotkin, Leonard Neuhaus

  [ ] FOR all nominees listed above (except as withheld in the space below.)

  [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

  (Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

  ____________________________________________________________________

No. 2: PROPOSAL TO APPROVE THE ADOPTION OF THE 1996 NON-QUALIFIED STOCK
       OPTION PLAN IN THE FORM ATTACHED TO THE PROXY STATEMENT.

  [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

No. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  Proposal to ratify the appointment of BDO Seidman, LLP, Certified Public Accountants, as the independent auditors to examine the financial statements of the Company for the fiscal year ending September 30, 1996.

  [ ] FOR        [ ]  AGAINST         [ ] ABSTAIN

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In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Your proxy is important to assure a quorum at the meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.



                       Dated _______________________________________



                       _____________________________________________
                       Signature


                       _____________________________________________
                       Signature if held jointly


                       _____________________________________________
                       Number of Shares as of January 19, 1996


                       This proxy must be signed exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

                                EXHIBIT "1"


                         HAUPPAUGE DIGITAL, INC.

                      NON-QUALIFIED STOCK OPTION PLAN


SECTION 1 - OBJECTIVE

  The objective of the Hauppauge Digital, Inc. Non-Qualified Stock Option Plan (the "Plan") is to attract and retain the best available executive personnel and other key employees to be responsible for the management, growth and success of the business, and to provide an incentive for such employees to exert their best efforts on behalf of the Company and it shareholders and to authorize the grant of Options to such other consultants or other individuals or entities as may be deemed in the best interest of the Company.

SECTION 2 - DEFINITIONS

  2.1 General Definitions. The following words and phrases, when used herein, shall have the following meanings:

       (a)  "Act" - The Securities Exchange Act of 1934, as amended.

       (b) "Agreement" - The document which evidences the grant of any Award under the Plan and which sets forth the terms, conditions, and limitations relating to such Award.

       (c)  "Award" - The grant of any stock option.

       (d)  "Board" - The Board of Directors of Hauppauge Digital, Inc.

       (e) "Code" - The Internal Revenue Code of 1986, as amended, and including the regulations promulgated pursuant thereto.

       (f) "Committee" - The Stock Option Committee which shall be the Board or two or more members of the Board.

       (g) "Common Stock" - The present shares of Common Stock of the Company, and any shares into which such shares are converted, changed or reclassified.

       (h) "Company" - Hauppauge Digital, Inc., a Delaware corporation, and its groups, divisions and subsidiaries.

       (i) "Employee" - Any person employed by the Company as an employee.

       (j) "Fair Market Value" or "FMV" - The fair market value of Common Stock on a particular day shall be the closing price of the Common Stock on NASDAQ, or if not applicable, by the National Quotations Bureau or any other national stock exchange on which the Common Stock is traded, on such date.

       (k) "Option" - The right to purchase Common Stock of the Company at a stated price for a specified period of time. For purposes of the Plan, the option is a Non-Qualified Stock Option.

       (l) "Participant" - Any Employee or other consultant, individual or entity designated by the Committee to participate in the Plan.

       (m)  "Shares" - Shares of Common Stock.

  2.2 - Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined elsewhere in the Plan or in such Agreement.


SECTION 3 - COMMON STOCK

  3.1 - Number of Shares. Subject to the provisions of Section 3.3, the number of Shares which may be issued for Options granted under the Plan may not exceed 250,000 Shares.

  3.2 - Re-Usage. If an Option expires or is terminated, surrendered, or canceled without having been fully exercised, or if any other grant results in any Shares not being issued, the Shares covered by such Option shall again be immediately available for Awards under the Plan.

  3.3 - Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification or exchange of Shares, recapitalization, merger, consolidation or other similar event, the number of Shares available for Options, and the number of Shares subject to outstanding Options, and the price thereof, and the Fair Market Value, as applicable, shall be proportionately adjusted by the Committee in its sole discretion and any such adjustment shall be binding and conclusive on all parties. Any fractional Shares resulting from any such adjustment shall be disregarded.

SECTION 4 - ELIGIBILITY AND PARTICIPATION

  Participants in the Plan shall be those key employees, consultants or other individuals or entities selected by the Committee to participate in the Plan whose participation in the Plan the Committee or management of the Company determines to be in the best interests of the Company.

SECTION 5 - ADMINISTRATION

  5.1 - Committee. The Plan shall be administered by the Committee, which shall consist of the Board of Directors or a committee of at least two or more members of the Board of Directors.

  5.2 - Authority. The Committee shall have the sole and complete authority to:

       (a) determine the individuals to whom awards are granted, the amounts of the awards to be granted and the time of all such grants;

       (b) determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;

       (c)  interpret and construe the Plan and all Agreements;

       (d) prescribe, amend and rescind rules and regulations relating to the Plan;

       (e)  determine the content and form of all Agreements;

       (f)  determine all questions relating to Awards under the Plan;

       (g)  maintain accounts, records and ledgers relating to Awards;

       (h)  maintain records concerning its decisions and proceedings;

       (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

       (j) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

  5.3 - Determinations. All determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.

SECTION 6 - STOCK OPTIONS

  6.1 - Type of Option.   It is intended that only non-qualified stock
options may be granted by the Committee under the Plan.

  6.2 - Grant of Option. An Option may be granted to Participants at such time or times as shall be determined by the Committee. Each Option shall be evidenced by an Option Agreement that shall specify the exercise price, the duration of the Option, the number of Shares to which the Option applies, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

  6.3 - Option Price. The per share option price shall be determined by the Committee at the time the Option is granted.

  6.4 - Exercise of Options. Options awarded under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service after the grant, as the Committee may impose, which need not be uniform for all participants; provided, however, that no Option shall be exercisable for more than 10 years after the date on which it is granted.

  6.5 - Payment. The Committee shall determine the procedures governing the exercise of Options, and shall require that the per share option price be paid in full at the time of the exercise. The Committee may, in its discretion, permit a Participant to make payment in cash, in Shares already owned by the Participant, valued at the Fair Market Value thereof, as partial or full payment of the exercise price or through a "Cashless Exercise".

  If a Participant elects to utilize a Cashless Exercise, he shall be entitled to a credit equal to the amount of that equity by which the current Fair Market Value exceeds the option price on that number of options surrendered and to utilize that credit to exercise additional options held by him that such equity could purchase. There shall be canceled that number of options utilized for the credit and for the options exercised for such credit. For example, if the Participant has options to acquire 10,000 shares which are exercisable, the Fair Market Value is $4.15 per share, the exercise price is $3.15 per share, and the participant elects to utilize for a credit 5,000 options ($5,000), then upon a Cashless Exercise in connection therewith he shall be entitled to acquire 1,587 shares of Common Stock in exchange for the options for 5,000 shares for which a credit has been received and option for 1,587 shares have been exercised. The Participant will still have exercisable options to acquire 3,413 shares of Common Stock.

  As soon as practical after full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares.

  6.6 - Rights of a Shareholder. Until the exercise of an Option and the issuance of the Shares in respect thereof, a Participant shall have no rights as a Shareholder with respect to the Shares covered by such Option.

SECTION 7 - AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

  The Board of Directors at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan or modify any option granted under the Plan. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the Participant.


SECTION 8 - MISCELLANEOUS PROVISIONS

  8.1 - No Guarantee of Employment by Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's relationship with the Company at any time, nor confer upon any Participant any right to continue in the employment of the Company. No employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

  8.2 - Tax Withholding. The Company shall have the authority to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award under the Plan, and the Company may defer payment of cash or issuance of Shares until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall require, to have Shares otherwise issuable under the Plan withheld by the Company and having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total federal, state and local tax obligation associated with the transaction.

  8.3 - Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or Act, shall be governed by the laws of the State of New York and construed in accordance therewith.

  8.4 - Effective Date. The Plan shall be submitted to the Shareholders of the Company for approval at the Annual Meeting of Shareholders of the Company scheduled to be held on March 5, 1996 and shall be effective immediately upon such approval by the Shareholders of the Company. The Plan shall terminate ten (10) years after the date of Shareholder approval.